ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                            JANUARY 1, 2001 - JANUARY 31, 2001

SETTLEMENT DATE:                              15-FEB-01

A.   SERIES INFORMATION:

     Advanta Equipment Leasing Receivables Series 2000-1 LLC
     SERIES 2000-1



I.   AGGREGATE CONTRACT PRINCIPAL BALANCE:

     (a.)   Beginning Aggregate Contract Principal Balance ...............................                       $ 323,050,789.16
                                                                                                                -----------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts .........                        $ 12,007,687.15
                                                                                                                -----------------
     (c.)   Contract Principal Balance of Charged-Off Contracts .. .......................                         $ 1,340,260.06
                                                                                                                -----------------
     (d.)   Ending Aggregate Contract Principal Balance of all Contracts as of this
              Settlement Date ............................................................                       $ 309,702,841.95
                                                                                                                -----------------


            BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED
            COLLECTION PERIOD)
     (e.)   Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)            0.6540128                                           $ 215,285,983.19
                                                       ----------------                                         -----------------
     (e1.)  Ending Class A-1 Principal Balance               0.3717571                      $ 67,393,983.19
                                                       ----------------                     ----------------
     (e2.)  Ending Class A-2 Principal Balance               1.0000000                      $ 63,269,000.00
                                                       ----------------                     ----------------
     (e3.)  Ending Class A-3 Principal Balance               1.0000000                      $ 84,623,000.00
                                                       ----------------                     ----------------
     (f.)   Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)            0.6540128                                            $ 18,452,972.30
                                                       ----------------                                         -----------------
     (g.)   Ending Class C Principal Balance as of this
            Settlement Date (Class C Note Factor)            0.6540129                                            $ 12,301,981.96
                                                       ----------------                                         -----------------
     (h.)   Ending Class D Principal Balance as of this
            Settlement Date (Class D Note Factor)            0.6540129                                             $ 6,150,991.54
                                                       ----------------                                         -----------------
     (i.)   Ending Class E Principal Balance as of this
            Settlement Date (Class E Note Factor)            0.6585870                                            $ 15,484,697.05
                                                       ----------------                                         -----------------
     (j.)   Ending Class F Principal Balance as of this
            Settlement Date (Class F Note Factor)            0.6585870                                            $ 40,262,395.87
                                                       ----------------                                         -----------------



II.  COMPLIANCE RATIOS:

     (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts. ...............                       $ 351,408,745.29
                                                                                                                -----------------

     (b.)   CBR of Contracts 1 - 30 days delinquent . ....................................                        $ 41,594,880.05
                                                                                                                -----------------
     (c.)   % of Delinquent Contracts 1- 30 days as of the related Calculation Date ......                                 11.84%
                                                                                                                -----------------

     (d.)   CBR of Contracts 31 - 60 days delinquent .....................................                        $ 15,097,017.28
                                                                                                                -----------------
     (e.)   % of Delinquent Contracts 31- 60 days as of the related Calculation Date .....                                  4.30%
                                                                                                                -----------------

     (f.)   CBR of Contracts 61 - 90 days delinquent .....................................                         $ 7,512,310.20
                                                                                                                -----------------
     (g.)   % of Delinquent Contracts 61- 90 days as of the related Calculation Date .....                                  2.14%
                                                                                                                -----------------

     (h.)   CBR of Contracts > 91 days delinquent ........................................                         $ 4,751,097.03
                                                                                                                -----------------
     (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date .......                                  1.35%
                                                                                                                -----------------

     (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date .                                  7.79%
                                                                                                                -----------------
     (j2.)  Month 2:            Dec-00 ...................................................                                  7.04%
                           ------------                                                                         -----------------
     (j3.)  Month 3:            Nov-00 ...................................................                                  6.71%
                           ------------                                                                         -----------------
     (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ........                                  7.18%
                                                                                                                -----------------

     (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) .......                                  4.13%
                                                                                                                -----------------
     (k2.)  Month 2:            Dec-00 ...................................................                                  3.34%
                           ------------                                                                         -----------------
     (k3.)  Month 3:            Nov-00 ...................................................                                  3.31%
                           ------------                                                                         -----------------
     (k4.)  Three month rolling average % for Defaulted Contracts ........................                                  3.59%
                                                                                                                -----------------


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
     (l1.)  Cumulative Net Loss Percentage................................................                                3.4656%
                                                                                                                -----------------
     (l2.)  Does the Cumulative Net Loss % exceed.........................................
     (l3.)  The Loss Trigger Level % from Beginning Period to and including 12th
             Collection Period ? Y or N...................................................                                     NO
                                                                                                                -----------------
     (l4.)  The Loss Trigger Level % from 13th Collection Period to and including 24th
             Collection Period ? .Y or N..................................................                                    N/A
                                                                                                                -----------------
     (l5.)  The Loss Trigger Level % from 25th Collection Period and
            thereafter ? Y or N...........................................................                                    N/A
                                                                                                                -----------------

     (m5.)  Is there currently a Trigger Event which has not been cured for this payment
             date.....Y or N .............................................................                                     NO
                                                                                                                -----------------
     (m5.)  Is there currently an Event of Default for this payment date......Y or N .....                                     NO
                                                                                                                -----------------



III. FLOW OF FUNDS:

     (1.)   The amount on deposit in Available Funds .....................................                        $ 14,678,794.70
                                                                                                                -----------------
     (2.)   Amounts deposited, if any, by the Servicer to the Collection Account for
             contracts repurchased .......................................................                            $ 39,438.06
                                                                                                                -----------------
     (3.)   Total deposits in the Collection Account to be used as available funds on
             this Payment Date (1+2) .....................................................                        $ 14,718,232.76
                                                                                                                -----------------
     (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts ................                           $ 115,322.90
                                                                                                                -----------------
     (a.)   To the Trustee, trustee fees and expenses subject to an annual limit .........                                     --
                                                                                                                -----------------
     (b.)   To the Servicer, any unrecoverable servicer advances / initial unpaid balance
             amounts .....................................................................                             $ 3,203.31
                                                                                                                -----------------
     (c.)   To the Servicer, the servicing fee then due and miscellaneous
            amounts, if any...............................................................                           $ 269,208.99
                                                                                                                -----------------


            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST

     (d.)   To Class A, the total Class A Note Interest for the related interest accrual
             period ......................................................................                         $ 1,342,783.52
                                                                                                                -----------------
                           Interest on Class A-1 Notes....................................    $ 438,075.26
                                                                                            --------------
                           Interest on Class A-2 Notes....................................    $ 382,513.83
                                                                                            --------------
                           Interest on Class A-3 Notes....................................    $ 522,194.43
                                                                                            --------------
     (e.)   Interest on Class B Notes for the related interest accrual period.............                           $ 121,362.80
                                                                                                                -----------------
     (f.)   Interest on Class C Notes for the related interest accrual period.............                            $ 82,246.32
                                                                                                                -----------------
     (g.)   Interest on Class D Notes for the related interest accrual period.............                            $ 42,889.02
                                                                                                                -----------------


            CLASS E INTEREST:

     (h1.)  If Class E Noteholder is not Originator, then Interest on Class E Notes for
             the related interest accrual period or otherwise $0..........................                                     --
                                                                                                                -----------------
     (h2.)  If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B, Class C and
             Class D notes or otherwise $0 ...............................................    $ 137,965.64
                                                                                            --------------



            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

     (i1.)  Class A percentage  ..........................................................      0.69999903
                                                                                            --------------
     (i2.)  To Class A, amount from reserve account, if any ..............................              --
                                                                                            --------------
     (i3.)  To Class A, the Class A overdue principal, if any ............................              --
                                                                                            --------------
     (i4.)  To Class A, the Class A monthly principal payment amount   ...................  $ 9,343,550.09
                                                                                            --------------
     (i5.)  To Class A, the additional principal, if any, allocable from Class E interest
             amount ......................................................................    $ 117,775.65
                                                                                            --------------
     (i6.)  To Class A, the additional principal, if any, allocable from Class F floor
             amount ......................................................................              --
                                                                                            --------------
     (i7.)  Total principal payment to Class A  (i2-i6) ..................................  $ 9,461,326.44
                                                                                            --------------
     (i8.)  .............. Principal payment to Class A-1 Noteholders  ...................                         $ 9,461,326.44
                                                                                                                -----------------
     (i9.)  .............. Principal payment to Class A-2 Noteholders  ...................                                     --
                                                                                                                -----------------
     (i10.) .............. Principal payment to Class A-3 Noteholders  ...................                                     --
                                                                                                                -----------------

     (j1.)  Class B percentage ...........................................................     0.059999551
                                                                                            --------------
     (j2.)  To Class B, amount from reserve account, if any ..............................              --
                                                                                            --------------
     (j3.)  To Class B, the Class B overdue principal, if any.............................              --
                                                                                            --------------
     (j4.)  To Class B, the Class B monthly principal payment amount .....................    $ 800,870.85
                                                                                            --------------
     (j5.)  To Class B, the additional principal, if any, allocable from Class E interest
             amount ......................................................................     $ 10,094.99
                                                                                            --------------
     (j6.)  To Class B, the additional principal, if any, allocable from Class F floor
             amount ......................................................................              --
                                                                                            --------------
     (j7.)  Total principal payment to Class B Noteholders (j2-j6) .......................                           $ 810,965.90
                                                                                                                -----------------

     (k1.)  Class C percentage ...........................................................     0.039999701
                                                                                            --------------
     (j2.)  To Class C, amount from reserve account, if any ..............................              --
                                                                                            --------------
     (k3.)  To Class C, the Class C overdue principal, if any ............................              --
                                                                                            --------------
     (k4.)  To Class C, the Class C monthly principal payment amount .....................    $ 533,913.90
                                                                                            --------------
     (k5.)  To Class C, the additional principal, if any, allocable from Class E interest
             amount ......................................................................      $ 6,730.00
                                                                                            --------------
     (k6.)  To Class C, the additional principal, if any, allocable from Class F floor
             amount ......................................................................              --
                                                                                            --------------


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
     (k7.)  Total principal payment to Class C Noteholders (k2-k6) .......................                       $ 540,643.89
                                                                                                                -------------

     (l1.)  Class D percentage ...........................................................      0.01999985
                                                                                            --------------
     (l2.)  To Class D, amount from reserve account, if any ..............................              --
                                                                                            --------------
     (l3.)  To Class D, the Class D overdue principal, if any ............................              --
                                                                                            --------------
     (l4.)  To Class D, the Class D monthly principal payment amount .....................    $ 266,956.95
                                                                                            --------------
     (l5.)  To Class D, the additional principal, if any, allocable from Class E interest
             amount ......................................................................      $ 3,365.00
                                                                                            --------------
     (l6.)  To Class D, the additional principal, if any, allocable from Class F floor
             amount ......................................................................              --
                                                                                            --------------
     (l7.)  Total principal payment to Class D Noteholders (l2-l6) .......................                       $ 270,321.95
                                                                                                                -------------
            *additional Class D principal allocable from Class E interest adjusted for prior period
     (m1.)  Class E percentage ...........................................................     0.049998563
                                                                                            --------------
     (m2.)  To Class E, amount from reserve account, if any ..............................            $ --
                                                                                            --------------
     (m3.)  To Class E, the Class E overdue principal, if any ............................              --
                                                                                            --------------
     (m4.)  To Class E, the Class E monthly principal payment amount .....................    $ 667,378.18
                                                                                            --------------
     (m5.)  To Class E, the additional principal, if any, allocable from Class F floor
             amount ......................................................................              --
                                                                                            --------------
     (m6.)  Total principal payment to Class E Noteholders (m2-m5) .......................                       $ 667,378.18
                                                                                                                -------------



            TO THE RESERVE ACCOUNT:

      (4.)  The amount, if any, needed to maintain the amount in the reserve account at
             the required reserve amount .................................................                                $--
                                                                                                                -------------



            CLASS F PAYMENTS:

     (n1.)  Sub-Total of funds disbursed through the Reserve Account......................  $13,727,653.23
                                                                                            --------------
     (n2.)  Funds available to be paid to Class F ........................................    $ 990,579.54
                                                                                            --------------

     (n3.)  Class F percentage ...........................................................     0.130003314
                                                                                            --------------
     (n4.)  Class F floor amount  ........................................................  $ 9,405,070.31
                                                                                            --------------
     (n5.)  Class F principal balance before payment of principal on this payment date ...  $41,997,673.24
                                                                                            --------------

     (n6.)  If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
     (n7.)  If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been reduced to the Class F floor
             amount and (b) funds available ..............................................                       $ 990,579.54
                                                                                                                -------------


     (n8.)  If Funds available to be paid to Class F (n2) is $0, then no payments to
             Class F and enter $0.........................................................
                                                                                                                -------------

            TO THE TRUSTEE:

     (7.)   To the Trustee, any fees and expenses not previously paid subject to a limit.......................................................................
                                                                                                                -------------

            TO THE ISSUERS:

     (8.)   To the issuers, as owner of the pledged assets, any remaining available funds
             on deposit in the collection account after all payments are made above ......                               $ --
                                                                                                                -------------


IV.  SERVICER ADVANCES

     (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection
             Period.......................................................................                      $4,320,726.47
                                                                                                                -------------
     (b.)   Servicer Advances reimbursed during the Collection Period ....................                        $ 43,703.96
                                                                                                                -------------
     (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
            Settlement Date ..............................................................                        $  3,203.31
                                                                                                                -------------
     (d.)   Servicer Advances made during the related Collection Period ..................                               $ --
                                                                                                                -------------
     (e.)   Aggregate amount of Servicer Advances at the end of the Collection
            Period   .....................................................................                      $4,273,819.20
                                                                                                                -------------
     (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
            were not made  ...............................................................                                 --
                                                                                                                -------------


V.   RESERVE ACCOUNT

     (a.)   Amount on deposit at the beginning of the related Collection Period ..........                      $4,702,535.15
                                                                                                                -------------
     (b.)   Reserve Account initial deposit ..............................................
                                                                                                                -------------
     (c.)   Amount of interest earnings reinvested for the related Monthly Period.........                               $ --
                                                                                                                -------------
     (d.)   Amounts used to cover shortfalls, if any, for the related Collection Period ..
                                                                                                                -------------
     (e.)   Amounts used as required in a Trigger Event, if any, for the related
             Collection Period ...........................................................                               $ --
                                                                                                                -------------
     (f.)   Amounts transferred in from the Collection Account, if applicable (line 4) ...                               $ --
                                                                                                                -------------
     (g.)   Interest earnings for the related Monthly Period .............................                        $ 25,023.17
                                                                                                                -------------
     (h.)   Interest  earnings withdrawn and included as Available Funds for the related
             Monthly Period ..............................................................                        $ 25,023.17
                                                                                                                -------------


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
     (i.)   Amount on deposit at the end of the related Collection Period ................                      $4,702,535.15
                                                                                                                -------------

     (j.)   Is the Required Reserve Amount equal to the balance in the Reserve Account
            as of the related Collection period ? Y or N .................................                                  Y
                                                                                                                -------------





VI.  ADVANCE PAYMENTS

     (a.)   Beginning aggregate Advance Payments .........................................                      $2,282,950.58
                                                                                                                -------------
     (b.)   Add:  Amount of Advance Payments collected during the related
            Collection Period.............................................................                      $2,269,528.32
                                                                                                                -------------
     (c.)   Add:  Investment earnings for the related  Collection Period .................                               $ --
                                                                                                                -------------
     (d.)   Less: Amount of Advance Payments withdrawn for deposit into
            Facility Account..............................................................                      $1,550,285.85
                                                                                                                -------------
     (e.)   Ending aggregate Advance Payments ............................................                      $3,002,193.05
                                                                                                                -------------


     ADVANTA BANK CORP., AS SERVICER

     BY:            /s/ KIRK WEILER
                    ----------------------------------

     TITLE:         V.P. Finance/Treasurer

     DATE:          02/09/01


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